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                                  EXHIBIT 10.28

         Loan Agreement between HARC and the Farming Bureau, dated March 25, 1996, and the supplementary agreement dated December 31, 1996 (Certified English translation of original Chinese version.)





The undersigned officer of China Resources Development, Inc., hereby represents that the following is a fair and accurate English translation of the original Chinese version of the Loan Agreement between HARC and the Farming Bureau, dated March 25, 1996, and the supplementary agreement dated December 31, 1996.




                                          /s/  Wong Wah On
                                          ---------------------------------
                                          Wong Wah On, Financial Controller
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                                 LOAN AGREEMENT

Lender:   General Bureau of Hainan State Farms

Borrower: Hainan Agricultural Resources Company Limited


WHEREAS in order to more effectively making use of the foreign raised capital and to enable the Borrower to better plan for its production operation for fiscal year 1996 and the new investment projects. The Borrower hereby applies for a loan from the Lender.

NOW, THEREFORE, pursuant to mutual consultations, the Parties agree as follows:

1. TYPE OF LOAN: Shareholder's free interest loan.

2. AMOUNT OF LOAN: Renminbi Thirty Five Million Eight Hundred and Sixty Seven Thousand Eight Hundred and Fifty Seven Yuan (RMB35,867,857.00).

3. LOAN PERIOD: The Loan shall be interest free and payable to an account designated by the Borrower. The Loan shall be capitalized into registered capital of the Borrower by the Lender as interest-free investment once the procedures for the capital enlargement application and approval and the capital verification are completed.

4. WARRANTIES BY THE PARTIES:

(1). The Lender should wire the Loan into a bank account designated by the Borrower with the Bank of China, Hainan Branch before March 31, 1996. The bank account number is 01-02-01-2039867.

(2) The Borrower should utilize the Loan according to the decisions on its application made by the Board of Directors. The Borrower should report to the Lender regularly with regard to the manner in which the Loan is applied.

5. PENALTY FOR DEFAULT: The Borrower should utilize the Loan according to the decisions of the Board of Directors. Otherwise, the Lender can terminate the Loan Agreement and call back the Loan.

6. ARBITRATION: Should any dispute arise from this Loan Agreement, both Parties shall resolve them through friendly negotiations, failing which, they should be submitted to the People's Court where the contract is signed, for solution.

7. LAWS APPLICABLE: The relevant rules and laws of the State and the normal terms for a bank loan shall apply to such events in case they are not being covered by this Agreement.
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8. MISCELLANEOUS: This Agreement shall become effective upon the date it is signed by the Parties. This Agreement shall be made in duplicate and each party shall retain one copy.


Lender:                                     Borrower:
(General Bureau of Hainan State Farms)      (Hainan Agricultural Resources
                                             Co., Ltd.)



Representative:                             Representative:
(Han Jian Zhun)                             (Li Feilie)

Address:                                    Address:


Telephone number:                           Telephone number:


Date:  March 25, 1996                       Date:  March 25, 1996


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                          SUPPLEMENTARY LOAN AGREEMENT


Borrower: Hainan Agricultural Resources Company limited

Lender:   General Bureau of Hainan State Farms


WHEREAS the Borrower and the Lender entered into a Loan Agreement dated March 25, 1996. According to the Agreement, the Lender agreed to lend an interest-free loan, amounting Renminbi Thirty Five Million Eight Hundred and Sixty Seven Thousand Eight Hundred and Fifty Seven Yuan (RMB35,867,857.00), to the Borrower.

NOW THEREFORE, pursuant to mutual consultations, the Parties agree to make amendments to the Agreement as follows:

1. A new article (Article 5) will be inserted below Article 4 as below:

ARTICLE 5 RIGHTS OF SET-OFF: The Lender agrees, upon written notice by the Borrower, the above interest-free loan or any additional loans that will be made by the Lender to the Borrower, shall be used by the Borrower to offset any amounts due by the Lender to the Borrower or any amounts due by the Lender's subsidiary companies and related companies to the Borrower. The amounts being offset shall be treated as repayment of loan by the Borrower.

2. The original articles 5 to 7 shall be amended to 6 to 8 accordingly.


This Agreement shall become effective upon the date it is signed by the Parties. This Agreement shall be made in duplicate and each party shall retain one copy.




Borrower:                                      Lender:
(Hainan Agricultural Resources                 (General Bureau of Hainan State
 Company Limited)                               Farms)




Representative:                                Representative:
(Li Feilie)                                    (Han Jian Zhun)


                                               Date: December 31, 1996